Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment no. 23 to license agreement

This Amendment No. 23 (“Amendment No. 23”), effective as of May 31, 2024, (“Amendment Effective Date”) to the Restated License Agreement dated as of November 1, 1994, as previously amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009, Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, (Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009), Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective January 1, 2017, Amendment No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020, Amendment No. 17 effective August 1, 2020, Amendment No. 18 effective October 26, 2021, Amendment No. 19 effective February 23, 2022, Amendment No. 20, effective as of April 25, 2022, Amendment No. 21, effective as of October 20, 2022, and Amendment No. 22, effective as of September 1, 2022 (collectively, the “License Agreement”), is made by and between S&P Dow Jones Indices LLC (“S&P”) and Cboe Exchange, Inc. (“CBOE”).

WHEREAS, S&P agrees to grant and CBOE desires to receive a license for CBOE and its Affiliates to use the iBoxx USD Liquid Emerging Market Sovereigns & Sub-Sovereigns Index (as modified from time to time, the “iBoxx USD EM Sovereign Bond Index”), as the basis for Options Contracts, Futures Contracts, and/or Option on Futures Contracts.

NOW THEREFORE, the parties agree as follows:

1.Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.

2.Except as expressly modified hereby, all other provisions in the License Agreement shall continue in full force and effect.

3.The preamble is hereby deleted and amended and restated in its entirety as follows (and, consequently, the signature blocks in the License Agreement should be understood to refer to S&P Dow Jones Indices LLC (with reference to S&P) and Cboe Exchange, Inc. (with reference to CBOE)):

“THIS RESTATED LICENSE AGREEMENT effective as of November 1, 1994 (the “Effective Date”), is made by and between S&P Dow Jones Indices LLC (“S&P”), a New York limited liability company having an office at 55 Water Street, New York, New York 10041, and the CBOE EXCHANGE, INC. (“CBOE”), a Delaware corporation having an office at 433 West Van Buren Street, Chicago, Illinois 60607.”

4.The second recital is hereby deleted and amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“WHEREAS, S&P compiles, calculates, maintains, and owns rights in and to composite stock indexes known as the S&P 500 Stock Index, the S&P 100 Stock Index, the S&P SmallCap 600 Stock Index, the S&P 500 Dividend Index, the S&P Super Composite 1500 Stock Index, the Select Sector Indices, S&P 500 ESG Index and the iBoxx USD Liquid Emerging Market Sovereigns & Sub-Sovereigns Index (“iBoxx USD EM Sovereign Bond Index”) and to the proprietary data therein contained (such rights being hereinafter referred to individually with respect to each such index as the “S&P 500”, “S&P 100”, “S&P SmallCap 600”, “S&P 500 Dividend Index”, the “S&P Super Composite 1500”, the Select Sector Indices, S&P 500 ESG Index and iBoxx USD EM Sovereign Bond Index, respectively, and referred to collectively, together with the S&P/BARRA Growth Index and the S&P/BARRA Value Index defined below, as the “S&P Indexes”).”

5.The fifth recital is hereby deleted and amended and restated in its entirety as follows:

“WHEREAS, S&P uses in commerce and owns trade name and trademark rights to designations associated with the S&P Indexes, including but not limited to “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “S&P 500®”, “500”, “Standard & Poor’s 100”, “S&P 100®”, “100”, “Standard & Poor’s SmallCap 600”, “S&P SmallCap 600®”, “Standard & Poor’s Super Composite 1500”, “S&P Super Composite 1500®”, “Select Sector®”, “S&P 500 ESG”, “SPX®”, “DSPX”, “DSPBX”, “XSP”, “US 500”, “The 500”, “iBoxx” and the S&P Index names and corresponding tickers listed on Exhibit C and Exhibit F attached hereto (collectively, the “S&P Marks”).”

6.Section 1(i) is hereby deleted and amended and restated in its entirety as follows:

“The term “Non-exclusive Period” means, with respect to any S&P Index in respect of which an exclusive license is in effect pursuant to this Agreement, any period of time, starting on the day on which the trading volume on any Organized Securities Market other than CBOE or an Affiliate of CBOE for Contracts, Futures Contracts or Option on Futures Contracts based on that S&P Index (or, in the case of the S&P 100 Index, for Indexed Securities Products based on the S&P 100 Index) first exceeds [*confidential treatment requested*] percent ([*confidential treatment requested*]%) of the trading volume in such Contracts, Futures Contracts, Option on Futures Contracts or Indexed Securities Products, as the case may be, on the markets of CBOE and any Affiliate, during which such Organized Securities Market provides a market for trading Contracts, Futures Contracts, Option on Futures Contracts or Indexed Securities Products based on that S&P Index.”

7.New Sections 1(t), (u), (v), and (w) are hereby added as follows:

“(t)“Futures Contracts” has the definition set forth in Addendum No. 1.

(u)“Option on Futures Contracts” has the definition set forth in Addendum No. 1.

(v)	“Futures Contract Market” shall mean a designated contract market regulated by the Commodity Futures Trading Commission (“CFTC”) and/or an organized

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

foreign market for the trading of instruments that are the equivalent of Futures Contracts and/or Option on Futures Contracts.

(w)	“Select Sector Indices” or “Select Sector Indexes” means the indexes identified in Exhibit C as Select Sector Indices.”

8.Section 3(a)’s first sentence’s first clause is hereby deleted and amended and restated in its entirety as follows:

“Subject to the terms and conditions of this Agreement and except as otherwise expressly provided herein, S&P hereby grants to CBOE a nontransferable, worldwide license permitting CBOE and any Affiliate:”

9.Section 3(a) is hereby amended to add the following sentence immediately following its first sentence:

“Commencing on December 21, 2017, the license to use the S&P Indexes and Select Sector Indexes for Standardized Option Contracts shall be limited to the United States.”

10.Section 3(e)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“Except as otherwise expressly provided herein, the license granted to CBOE in Section 3(a) above in respect of the S&P Indexes other than the S&P 100 Index does not cover Other Option Indexed Instruments.”

11.Section 3(h) is hereby deleted and amended and restated in its entirety as follows:

“Subject to the terms and conditions of this Agreement, S&P hereby grants to CBOE a non-transferable, non-assignable, non-sub-licensable, license, with respect to each of the indexes listed in Exhibit C hereto and such modified or successor indexes as they exist from time to time (such indices, collectively, "Exhibit C Indexes"), for CBOE and its Affiliates to use each of the Exhibit C Indexes as the basis for Standardized Option Contracts to be listed for trading on an Organized Securities Market in the United States and to use and refer to the S&P Marks associated with the Exhibit C Indexes in connection with the trading, marketing and promotion of such Standardized Options Contracts and with making disclosure about such Standardized Options Contracts as CBOE and its Affiliates deem necessary or desirable under any applicable laws, rules or regulations in order to indicate the source of the Exhibit C Indexes. Subject to the terms and conditions of this Agreement (including without limitation, with respect to the license fees payable by one party to the other party), S&P hereby grants to CBOE a non-transferable, non-assignable, non-sub-licensable, license, with respect to each of the indexes listed in Exhibit F hereto and such modified or successor indexes as they exist from time to time (such indices, collectively, "Exhibit F Indexes"), for CBOE and its Affiliates to use each of the Exhibit F Indexes as the basis for Futures Contracts and/or Option on Futures Contracts to be listed for trading on a Futures Contract Market in the United States and to use and refer to the S&P Marks associated with the Exhibit F Indexes in connection with the trading, marketing and promotion of such Futures Contracts and/or Option on Futures Contracts and with making disclosure about such Futures Contracts and/or Option on Futures Contracts as CBOE and its Affiliates deem necessary or desirable under any applicable

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

laws, rules or regulations in order to indicate the source of the Exhibit F Indexes. It is understood that the license granted in respect to the Exhibit F Indexes, in addition to trading, includes all activities associated with the trading of Futures Contracts and Option on Futures Contracts that are the subject of such license, including the creation, issuance, exercise, clearance and settlement of such Futures Contracts and Option on Futures Contracts by CBOE or any Affiliate or by any registered clearing agency or other person performing such activities on behalf of CBOE or any Affiliate. Unless terminated earlier as provided herein, the foregoing license for use of the Exhibit C Indexes in creating, issuing and listing for trading Standardized Option Contracts in the United States and the license for use of the Exhibit F Indexes for Futures Contracts and Option on Futures Contracts shall be exclusive for so long as the license granted to CBOE with respect to the S&P 500 in paragraphs 3(a) and 3(c) of this Agreement is exclusive in the United States, and shall be subject to all of the terms and conditions of this Agreement (including Addendums hereto) that apply to use of the S&P 500 Index for Standardized Option Contracts and related Amendment No. 6 Indexes (including without limitation, with respect to the license fees payable by one party to the other party), except that, unless separately agreed by the parties in writing (i) Section 6(d) shall not apply to any Exhibit C Indexes or Exhibit F Indexes; (ii) the exclusive aspect of CBOE’s license with respect to the iBoxx USD EM Sovereign Bond Index for use with the Standardized Option Contracts, Futures Contracts and/or Option on Futures Contracts in the United States (but not the licenses themselves) shall be terminable in S&P’s sole discretion by giving CBOE thirty days’ notice at any time after May 15, 2027, (iii) CBOE’s rights under Addendum No. 1 (added via the Amended and Restated Amendment No. 6 dated February 24, 2009) shall not apply to the iBoxx USD EM Sovereign Bond Index; (iv) for the avoidance of doubt, the iBoxx USD EM Sovereign Bond Index shall not be subject to the Derivative Index License Agreement dated February 24, 2009; (iv) CBOE shall not use, authorize and/or license, directly or indirectly, the market data (including, without limitation, the bids, asks, prices or values thereof) from the trading of Standardized Option Contracts, Futures Contracts and/or Option on Futures Contracts based on the iBoxx USD EM Sovereign Bond Index in the creation or calculation of any proprietary or third party index or similar work or to create input data for use in the creation or calculation of any proprietary or third party index or similar work ; and (v) CBOE shall prohibit the use of market data (including, without limitation, the bids, asks, prices or values thereof) from the trading of the Standardized Option Contracts, Futures Contracts and Option on Futures Contracts based on the iBoxx USD EM Sovereign Bond Index in the creation or calculation of any index or similar work or to create input data for use in the creation or calculation of any index or similar work in its market data subscription agreement pursuant to which third parties receive access to such market data. For the avoidance of doubt, Futures Contracts and Option on Futures Contracts based on the Exhibit F Indexes, Standardized Option Contracts based on the Exhibit C Indexes and Products based on Amendment No. 6 Indexes based directly or indirectly on the Exhibit C Indexes shall not be SPX Min/Max Products or VIX Min/Max Products.”

12.Section 3(i) is hereby deleted and amended and restated in its entirety as follows:

“Subject to the terms and conditions of this Agreement, S&P further grants to CBOE a non-exclusive, nontransferable license to disseminate the S&P Indexes to third party communications vendors for informational purposes in connection with the trading by CBOE and any Affiliate of the Futures Contracts, Option on Futures Contracts or Indexed Securities Products licensed hereunder. Nothing herein shall preclude: (i) CBOE from disseminating the S&P Indexes free of

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

charge to the Options Price Reporting Authority (“OPRA”), the Consolidated Tape Association (“CTA”), the Consolidated Quotation System (“CQS”), or to any other registered futures or securities information processor which performs similar functions for CBOE or any Affiliate; (ii) CBOE or any Affiliate from collecting CBOE’s or the Affiliate’s normal share of OPRA, CTA, CQS or other revenues from the dissemination of quotation and last sale price information on the Futures Contracts, Option on Futures Contracts or Indexed Securities Products licensed hereunder; and (iii) CBOE or any Affiliate from transmitting to its members any information received from S&P pursuant to Section 8(d), provided that CBOE shall, and shall cause any Affiliate to, not provide electronic dissemination to its members of any information regarding changes in the composition of any of the S&P Indexes for a period of twenty-four (24) hours following the public announcement by S&P of any such change. Nothing herein shall preclude the Options Clearing Corporation (“OCC”) or any other registered clearing agency from performing for CBOE and any Affiliate in relation to Standardized Option Contracts, Futures Contracts and Option on Futures Contracts, functions OCC normally performs in the issuance, clearance, exercise and settlement of options contracts, futures contracts and options on futures contracts.”

13.Section 3(j) is hereby deleted and amended and restated in its entirety as follows:

“CBOE acknowledges that (1) the S&P Marks, the S&P 500, the S&P 100, the S&P SmallCap 600, the S&P Super Composite 1500, the S&P 500 Dividend Index, the Select Sector Indices and the iBoxx USD EM Sovereign Bond Index are the exclusive property of S&P and (2) the S&P/BARRA Marks, the S&P/BARRA Growth Index and the S&P/BARRA Value Index are the exclusive property of S&P and BARRA. CBOE further acknowledges that (1) the S&P 500, the S&P 100, the S&P SmallCap 600, the S&P Super Composite 1500, the S&P 500 Dividend Index, the Select Sector Indices and the iBoxx USD EM Sovereign Bond Index and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of S&P and (2) the S&P/BARRA Growth Index and the S&P/BARRA Value Index and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of S&P and BARRA. In making any changes to the securities comprising or in the method of calculating an S&P Index, S&P shall use its best efforts to preserve the continuity of the S&P Index as a measure of that segment of the market it was designed to reflect so that the issuer of the Contracts, Futures Contracts or Option on Futures Contracts is not compelled by its by-laws to adjust the Contracts, Futures Contracts or Option on Futures Contracts to compensate for a discontinuity.”

14.Section 3(m) is hereby deleted and amended and restated in its entirety as follows:

“At the request of CBOE, S&P will grant a non-exclusive license for CBOE and/or Affiliates of CBOE to use S&P Indexes for Standardized Options Contracts traded on an Organized Securities Market, and/or to use the iBoxx USD EM Sovereign Bond Index in connection with Futures Contracts and/or Option on Futures Contracts, in a territory outside the United States if there is no applicable local proposed, pending or existing legislation on the date of grant or known date in the future that, either (i) would prohibit or treat as unlawful the grant of such a license to CBOE, or (ii) as a result of the license to CBOE, would require that S&P grant a similar license to third parties.”

15.Section 3(n)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Unless it has obtained CBOE's prior written consent, S&P shall not grant any third party a license to use the (i) iBoxx USD EM Sovereign Bond Index in connection with trading Contracts, Futures Contracts or Option on Futures Contracts outside the United States while the license for Cboe to use the iBoxx USD EM Sovereign Bond Index in connection with trading Contracts, Futures Contracts or Option on Futures Contracts is exclusive in the United States; or (ii) the S&P 500 Index or the Select Sector Indices in connection with trading Standardized Option Contracts outside the United States, for so long as the license granted to CBOE with respect to the S&P 500 remains exclusive in the United States.”

16.Section 3(o)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“In addition to the rights set forth above, S&P hereby grants CBOE a non-exclusive, royalty-free license to use “SPX” and “XSP” and/or “iBoxx” as or in tickers of CBOE issued financial products based on the S&P 500 Index, S&P 500 ESG Index and iBoxx USD EM Sovereign Bond Index, as applicable, pursuant to this Agreement.”

17.New Section 5(a)(ix) is hereby added as follows:

“(ix)

A fee for all cleared iBoxx USD EM Sovereign Bond Index Standardized Options Contracts, Futures Contracts and/or Option on Futures Contracts offered for trading on an Organized Securities Market or Futures Contract Market, as the case may be, operated by CBOE and/or Affiliates of CBOE as reflected in the records of the clearing agency utilized to clear trades in such Standardized Options Contracts, Futures Contracts and/or Option on Futures Contracts, at the rate of [*confidential treatment requested*] percent ([*confidential treatment requested*]%) of Net Transaction Fees (as defined below). “Transaction Fees” shall mean all transaction fee revenue received by CBOE and/or Affiliates of CBOE from trades of Standardized Options Contracts, Futures Contracts and/or Option on Futures Contracts during the relevant period. “Net Transaction Fees” shall mean Transaction Fees minus expenses paid to a third party by CBOE and/or Affiliates of CBOE in connection with marketing the products and operating the Standardized Options Contracts, Futures Contract Markets for the relevant period, including benefit payments made under any market maker programs, refunds, discounts, credits, rebates, clearing fees, and/or regulatory fees; provided however, the aggregated expenses that are netted against Transaction Fees (to determine Net Transaction Fees) for each type of product shall be capped at $[*confidential treatment requested*] (i.e., $[*confidential treatment requested*] for Futures Contracts and $[*confidential treatment requested*] for Option on Futures Contracts) for each calendar year. Such expense cap shall be prorated where the Standardized Options Contracts, Futures Contracts and/or Option on Futures Contracts are offered for trading on the subject Organized Securities Market or Futures Contract Market, as the case may be, for less than a full calendar year.  Within thirty (30) days after the end of each calendar quarter, CBOE shall provide S&P a written report setting forth expenses paid to third parties with respect to such quarter, including a break out of refunds, discounts, credits, rebates, benefit payments made under any market maker programs, clearing fees and regulatory fees.”

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

18.Section 5(c)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“The license fees shall be determined (1) for each calendar quarter for fees pertaining to Contracts, Futures Contracts, Option on Futures Contracts, and Indexed Warrants, as applicable, based on the S&P 500, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the S&P SmallCap 600, the S&P Super Composite 1500, the S&P 500 Dividend Index, the Select Sector Indices, the S&P 500 ESG Index and the iBoxx USD EM Sovereign Bond Index, and (2) for each 12-month period for fees pertaining to S&P 100 Contracts, and shall be paid within thirty (30) days after the end of the quarter or 12-month period, as applicable, to which the payment relates.”

19.Section 5(i)(i) is hereby deleted and amended and restated in its entirety as follows:

“CBOE shall not be obligated to pay any fees with respect to Contracts, Futures Contracts or Option on Futures Contracts on such S&P Index until such time during the term of the Agreement, if ever, when S&P causes the license again to be exclusive.”

20.Section 5(j) is hereby deleted and amended and restated in its entirety as follows:

“If, with respect to Contracts, Futures Contracts and Option on Futures Contracts on an S&P Index in respect of which S&P has granted CBOE a non-exclusive license in this Agreement, S&P establishes a rate for purposes of calculating S&P’s license fee in any license agreement with one or more other Organized Securities Markets that is less than the applicable rate provided for in this Agreement for such Contracts, Futures Contracts and Option on Futures Contracts on such S&P Index, as applicable, S&P shall promptly notify CBOE thereof, and during the effectiveness of any such license agreement the license fee payable by CBOE with respect to such Contracts, Futures Contracts and Option on Futures Contracts shall be calculated at the same rate as the lowest rate payable by any other Organized Securities Market with respect to such Contracts, Futures Contracts and Option on Futures Contracts instead of at the rate specified in this Agreement.”

21.Section 5(k) is hereby deleted and amended and restated in its entirety as follows:

“If S&P becomes aware that any Organized Securities Market or Futures Contract Market other than CBOE or an Affiliate of CBOE is holding itself out as providing a marketplace for trading Contracts, Futures Contracts or Option on Futures Contracts based on an S&P Index in respect of which S&P has granted CBOE a non-exclusive license in the Agreement on any regular or ongoing basis, whether by listing or pursuant to unlisted trading privileges, and such Organized Securities Market or Futures Contract Market is doing so without having entered into a license agreement with S&P and therefore without paying a license fee to S&P, for so long as such trading continues on such Organized Securities Market or Futures Contract Market (i.e., without such Market paying a license fee to S&P), CBOE shall not be required to pay any license fee to S&P with respect to Contracts, Futures Contracts or Option on Futures Contracts based on such S&P Index notwithstanding any other provision of the Agreement.”

22.Section 6(c) is hereby deleted and amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“S&P shall have the right, in its sole discretion, to discontinue compilation and publication of any of the S&P Indexes and to terminate the license granted hereunder for trading Contracts, Futures Contracts, Option on Futures Contracts and/or Indexed Warrants based upon such Index; provided, however, unless a shorter time is required because S&P will no longer have access to the data necessary to calculate the Index, S&P shall give CBOE at least one (1) year’s written notice prior to such discontinuance and shall extend such license beyond the stated termination date for the listing of additional option series on such Index with expiration dates within the twelve (12) month notice period and in expiration months already listed at the time the notice was received. Notwithstanding the foregoing, in no event will such license be extended for more than 30 months beyond the date on which such termination notice is given. CBOE’s obligations to make any payment to S&P with respect to any Contract, Futures Contracts, Option on Futures Contracts or Indexed Warrants licensed pursuant to this Agreement shall terminate effective with the termination of the license therefor.”

23.Section 7(a) is hereby deleted and amended and restated in its entirety as follows:

“In the event of discontinuance of any S&P Index under Section 6(c) (other than the iBoxx USD EM Sovereign Bond Index), S&P at the time the notice of discontinuance is provided to CBOE, shall provide a non-exclusive perpetual and royalty-free license to CBOE as of the date of discontinuance of the S&P Index, for the benefit of any Affiliate as well as itself, to calculate the S&P Index and use the index for the uses described in Section 3 hereof, and shall provide CBOE with a list of companies, shares outstanding and divisors for the terminated S&P Index as of the date of discontinuance. CBOE shall not thereafter make any reference to the S&P Marks except as provided in Section 7(b) and S&P shall have no further obligations to CBOE with respect to any such S&P Index or Contract, Futures Contract, Option on Futures Contract or Indexed Warrant after furnishing CBOE with the aforesaid information.”

24.Section 7(b) is hereby deleted and amended and restated in its entirety as follows:

“Upon termination of any of the licenses granted by S&P hereunder as provided in Section 6(c), CBOE shall not, and shall cause any Affiliate not to, list for trading additional expirations of futures contracts, option on futures contracts, or option series except in expiration months already listed when the license terminated. CBOE and any Affiliate may continue to use the S&P Marks in connection with the trading of open Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, relating to that license in expiration months already listed at the time the license was terminated. Upon receipt of any notice of license termination by S&P hereunder as provided in Section 6(c) (except with respect to the iBoxx USD EM Sovereign Bond Index), CBOE may elect, by written notice to S&P, to redesignate the Index and Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, thereon as CBOE’s and continue to list for trading additional expirations of futures contracts and option on futures contracts or option series, as the case may be, as if no notice of termination had been received, except that, from time of receipt of such notice of election until termination of the license, such index shall be described as the “CBOE_______Index”, formerly “S&P_______Index”. In the event of such an election, CBOE’s obligations to make any payment to S&P with respect to such Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants shall still terminate effective with the termination of the license therefor. Thereafter, upon termination of the license,

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CBOE may promote and list for trading securities options contracts, futures contracts and/or option on futures contracts based upon the CBOE securities index designated by the name “CBOE_____Index” or equivalent provided that the name “500” is not utilized by CBOE and CBOE prominently disclaims any relationship with S&P in respect to the contract.”

25.Section 8(a)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“S&P shall participate to a reasonable degree in a reasonable number of CBOE seminars relating to any of the S&P Indexes.”

26.Section 8(b) is hereby deleted and amended and restated in its entirety as follows:

“S&P shall reasonably assist CBOE and any Affiliate in connection with the preparation of factual materials for presentation to the SEC, CFTC, or any other governmental entity, in connection with any application by CBOE or any Affiliate for approval to trade any of the Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, licensed hereunder, or any investigations or hearings regarding any such Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants.”

27.Section 8(c) is hereby deleted and amended and restated in its entirety as follows:

“S&P shall widely disseminate in S&P publications information concerning all S&P Indexes used as the basis for Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, licensed hereunder.”

28.Section 8(d)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“At no cost to CBOE, other than the royalties described in Section 5, S&P shall do the following: S&P, or its agent, shall compute and disseminate to CBOE’s communications center the value of each of the S&P Indexes used for Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, at least once every fifteen (15) seconds during normal trading hours.”

29.Section 8(d)’s last sentence is hereby deleted and amended and restated in its entirety as follows:

“The foregoing provisions of this Section 8(d) shall not apply to the S&P 500 Dividend Index or the iBoxx USD EM Sovereign Bond Index, and, commencing on a date prior to the first day that Standardized Option Contracts, Futures Contracts or Option on Futures Contracts based thereon are available for trading on CBOE that is mutually agreed to by the parties, at no cost to CBOE other than the applicable royalty described in Section 5, S&P or its agent shall compute and disseminate to CBOE’s communications center the value of the S&P 500 Dividend Index and the iBoxx USD EM Sovereign Bond Index once per trading day at the time that such value is disseminated generally.”

30.Section 8(e)’s fourth sentence is hereby deleted and amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Employees of S&P who are directly responsible for changes in the components of any of the S&P Indexes used as the basis for the Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, shall be expressly prohibited by S&P from trading any such Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be.”

31.Section 8(f) is hereby amended to add the following sentence immediately following its first sentence:

“S&P further recognizes that CBOE’s Affiliates that operate designated contract markets are obligated to conduct their activities to carry out the purposes of the Commodity Exchange Act and to comply with the rules and regulations thereunder.”

32.Section 9(a)’s second sentence is hereby deleted and amended and restated in its entirety as follows:

“CBOE shall maintain, and shall cause any Affiliate to maintain, high standards of fairness and truthfulness in, and, to the extent practicable, CBOE shall allow S&P to review and approve all advertisements, brochures, promotional and information materials of CBOE and any Affiliate relating to or referring to any of the S&P Indexes or Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants.”

33.Section 9(b) is hereby deleted and amended and restated in its entirety as follows:

“As between S&P and CBOE, CBOE shall be responsible for conducting and paying for promotional and educational efforts in connection with the marketing and trading of the Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, and S&P shall not be required to bear any of the costs thereof except the expenses of seminar participation referred to in Section 8(a).”

34.Section 9(c)’s first and second sentences are hereby deleted and amended and restated in their entirety as follows:

“CBOE shall use its best efforts, and shall cause any Affiliate to use its best efforts, to comply with the federal securities and commodities laws and the rules of the CBOE or the Affiliate (as applicable) and the rules of the Options Clearing Corporation insofar as those laws and rules relate to exchange trading of the Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, licensed hereunder. CBOE shall take reasonable steps, and shall cause any Affiliate to take reasonable steps, to ensure that the trading of the Contracts, Futures Contracts, Option on Futures Contracts or Indexed Warrants, as the case may be, is carried out in accordance with high ethical and legal standards.”

35.Section 10(b)(i) is hereby deleted and amended and restated in its entirety as follows:

“(i) the exclusive license granted to CBOE in Section 3(a) or 3(h) above and such use involves (x) trading on an Organized Securities Market or Futures Contract Market, as applicable, in North America, or (y) trading outside of North America that has or may reasonably be expected to have a material adverse impact upon the benefits derived by CBOE from such license, or”

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

36.Section 12(c) is hereby deleted and amended and restated in its entirety as follows:

“The Contracts, Futures Contracts, Option on Futures Contracts and Indexed Warrants are not sponsored, endorsed, sold or promoted by S&P. S&P’s only relationship to CBOE is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which are determined, composed and calculated by S&P without regard to the Contracts, Futures Contracts, Option on Futures Contracts or the Indexed Warrants. S&P has no obligation to take the needs of persons having an interest in the Contracts, Futures Contracts, Option on Futures Contracts or the Indexed Warrants into consideration in determining, composing or calculating the S&P Indexes. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contracts, Futures Contracts, Option on Futures Contracts or the Indexed Warrants.

S&P SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE S&P INDEXES FROM SOURCES WHICH S&P CONSIDERS RELIABLE, BUT S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE CONTRACTS, FUTURES CONTRACTS, OPTION ON FUTURES CONTRACTS OR THE INDEXED WARRANTS, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.”

37.Section 12(d)’s reference to “CBOE Rule 24.14” is hereby deleted and amended to read as “CBOE Rule 1.12”.

38.Section 15(a)’s first sentence is hereby deleted and amended and restated in its entirety as follows:

“Except as provided in Subsection (b) below, CBOE shall indemnify and hold harmless S&P, its affiliates (including S&P Global, Inc.) and their officers, directors, employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) as a result of any claim, action or proceeding instituted after the Effective Date that arises out of or relates to (i) this Agreement (other than a breach by S&P of its representations, warranties and agreements hereunder), (ii) the Contracts, Futures Contracts and Option on Futures Contracts, or (iii) Indexed Securities Products; provided, however, that S&P notifies CBOE promptly of any such claim, action or proceeding.”

39.Section 16(d) is hereby deleted and amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“All notices and other communications under this Agreement shall be in writing and may be sent by email or delivered by courier service or mail to the addresses set forth below; provided, if sent by email, that the notice shall be deemed to have been received only upon receipt by the sending party of an acknowledgment of receipt; if sent by courier, that the notice shall be deemed to have been received when signed for as shown in the records of the courier service; and, if sent by mail, that the notice shall be sent postage prepaid by registered or certified mail, return receipt requested and shall be deemed to have been received five (5) days after mailing. Any such notice shall be sent to the following addresses of the other party or such other addresses as either party shall specify by a written notice to the other.

Notice to S&P:S&P Opco LLC

Attn: Chief Commercial Officer

55 Water Street

44th Floor

New York, New York 10041-0003

With a copy to:S&P Dow Jones Indices LLC

Attn: General Counsel

55 Water Street

44th Floor

New York, New York 10041

Email: legalsupport@spglobal.com; and

joseph.depaolo@spglobal.com

Notice to CBOE:Cboe Exchange, Inc.

Attn: General Counsel

433 W. Van Buren Street

Chicago, Illinois 60607

Email:legalnotices@cboe.com”

40.Exhibit C is hereby deleted and amended and restated in its entirety as the Exhibit C attached to this Amendment No. 23.

41.Exhibit F as attached to this Amendment No. 23 is hereby incorporated into the License Agreement as Exhibit F.

[signature page follows]

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment no. 23 to license agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 23 to be executed and effective as of the Amendment Effective Date.

CBOE EXCHANGE, INC.		S&P DOW JONES INDICES LLC

Signature:	/s/ Catherine Clay	Signature:	/s/ Nashwan Hyder
Name:	Catherine Clay	Name:	Nashwan Hyder
Title:	EVP, Global Head of Derivatives	Title:	Global Head of Inside Sales
Date:	5/30/2024	Date:	5/31/2024

Amendment No. 23 to License Agreement

Signature Page

EXHIBIT C

Exhibit C Indexes

The following Exhibit C Indexes are “S&P Indexes” as referred to in the Agreement:

Select Sector Indices	Ticker
Financial Select Sector Index	IXM
Energy Select Sector Index	IXE
Technology Select Sector Index	IXT
Health Care Select Sector Index	IXV
Utilities Select Sector Index	IXU
Consumer Staples Select Sector Index	IXR
Industrials Select Sector Index	IXI
Consumer Discretionary Select Sector Index	IXY
Materials Select Sector Index	IXB
Real Estate Select Sector Index	IXRE
Communications Services Select Sector Index	IXC

Other S&P Indexes	Ticker
S&P 500 ESG Index	SPXESUP
iBoxx USD Liquid Emerging Market Sovereigns & Sub-Sovereigns Index	IBXXEMLQ

Amendment No. 23 to License Agreement

Exhibit C

EXHIBIT F

Exhibit F Indexes

CBOE may list Futures Contracts and Option on Futures Contracts on the following S&P Indexes:

1)	iBoxx USD Liquid Emerging Markets Sovereigns & Sub-Sovereigns Index

Amendment No. 23 to License Agreement

Exhibit F